UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

September 8, 2025

Fox Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-38776	83-1825597
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	FOXA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	FOX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 8, 2025, Fox Corporation (the “Company”) announced that the trustee and beneficiaries of the Murdoch Family Trust (the “MFT”) informed the Company that they have reached a mutual resolution of the legal proceedings in Nevada related to the MFT. New trusts will be established for the benefit of Lachlan Murdoch, Grace Murdoch and Chloe Murdoch; and Prudence MacLeod, Elisabeth Murdoch and James Murdoch (the “Departing Beneficiaries”) will cease to be beneficiaries in any trust holding shares in the Company.

On September 8, 2025, the Company also announced that trusts for the Departing Beneficiaries and his or her respective descendants and charitable organizations (the “Selling Stockholders”) intend to offer approximately 16.9 million shares of the Company’s Class B common stock, par value $0.01 per share (the “Class B common stock”), previously held by the MFT in an underwritten public offering (the “Offering”).

The Selling Stockholders will receive all of the proceeds from the Offering. The Company is not selling any shares of Class B common stock in the Offering and will not receive any proceeds from the Offering. The Offering is subject to market and other conditions, and there can be no assurance as to whether or when the Offering may be completed.

Copies of the Company’s press releases are attached as Exhibits 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release issued by Fox Corporation, dated September 8, 2025.

99.2	Press release issued by Fox Corporation, dated September 8, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX CORPORATION

By:	/s/ Adam G. Ciongoli
Name:	Adam G. Ciongoli
Title:	Chief Legal and Policy Officer

Dated: September 8, 2025